EXHIBIT 10.1

ASSIGNMENT

THIS ASSIGNMENT made this 5th day of November, 2012, by and between Sputnik, Inc., a Nevada corporation, David LaDuke, President; and Michael Williams (collectively the “Seller”), and R. Thomas Kidd and Joan L. Kidd and assigns (collectively the “Purchaser”), and Anthony GEbbia (“Assignee”).  All of the above are collectively referred to as the “Parties.”

The Parties agree that from and after the date of this Assignment, for valuable consideration, all of the rights, privileges and obligations of Purchaser under the SECURITIES PURCHASE AGREEMENT, (the, "Agreement"), originally dated as of July 1, 2012 and as further amended, entered into by and between Sputnik, Inc., a Nevada corporation, David LaDuke, President; and Michael Williams (collectively the “Seller”), and R. Thomas Kidd and Joan L. Kidd and assigns (collectively the “Purchaser”) are hereby assigned to Assignee.

IN WITNESS WHEREOF, the Assignors have executed this Assignment on November 5, 2012.

Seller:

/s/ David LaDuke

Sputnik Enterprises, Inc.

By:  David LaDuke, President

/s/ Michael Williams

Michael Williams

Purchaser:

/s/ R. Thomas Kidd

R. Thomas Kidd

/s/ Joan L. Kidd

Joan L. Kidd

Assignee:

/s/ Anthony Gebbia

Anthony Gebbia